SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 20, 2000


                          GT INTERACTIVE SOFTWARE CORP.
             (Exact name of registrant as specified in its charter)


            New York                     0-27338                 13-3689915
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
 incorporation or organization)                              identification no.)


           417 Fifth Avenue
             New York, NY                                         10016
(Address of principal executive offices)                        (Zip code)

Registrant's telephone number, including area code:  (212) 726-6500

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Item 4.       Changes in Registrant's Certifying Accountants

         On March 20, 2000, the Registrant's Board of Directors appointed Deloitte & Touche, L.L.P. ("D&T") as its independent accountants, replacing Arthur Andersen LLP (the "Former Accountants").

         During the Registrant's two most recent fiscal years and the subsequent interim period through March 20, 2000, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused them to make reference to the subject matter of the disagreement in their report. None of the Former Accountants' reports on the Registrant's financial statements for either of the past two years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

         In addition, there were no reportable events in accordance with Item 304(a)(1)(v) (A)-(D) of Regulation S-K.

         A letter from the Former Accountants addressed to the Securities and Exchange Commission in accordance with Item 304(a)(3) of Regulation S-K, stating that they agree with the Registrant's response to this Item 4 of the Registrant's Current Report on Form 8-K, dated March 20, 2000, is filed as an Exhibit hereto.

Item 7.       Financial Statements, Pro Forma Financial Statements and Exhibits.

         (c)      Exhibits

         16.1     Letter  from  Arthur  Andersen  LLP,  dated  March  20,  2000,
                  addressed  to  the  Securities  and  Exchange   Commission  in
                  accordance with Item 304(a)(3) of Regulation S-K.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        GT INTERACTIVE SOFTWARE CORP.


                                        By: /s/ Robert DeLaurentis
                                           ------------------------------------
                                           Name: Robert DeLaurentis
                                           Title: Acting Chief Financial Officer


Date:  March 20, 2000

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